UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

Orange 21 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51071	33-0580186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 LAS PALMAS DRIVE CARLSBAD, CALIFORNIA		92009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 804-8420

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 16, 2005, Orange 21 Inc. (the “Company”) issued a press release announcing its 1st quarter, 2005 results. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or filing of the Company, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The Company held a conference call on Monday, May 16, 2005, to discuss the Company’s financial results for the first quarter, 2005. During this call, the Company confirmed its revenue guidance for the fiscal year 2005. The script from this call is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description

99.1	Press Release dated May 16, 2005.

99.2	Script from conference call held May 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orange 21 Inc.

Date: May 18, 2005
	By:	/s/ Barry Buchholtz
Barry Buchholtz
Chief Executive Officer